UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2006

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32686 (Commission File Number)	20-3515052 (IRS Employer Identification Number)

1515 Broadway, New York, NY (Address of principal executive offices)	10036 (Zip Code)

(212) 258-6000 (Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure.

        Viacom Inc. is posting certain supplemental quarterly pro forma financial information for 2005 on its website at www.viacom.com. This information is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits. The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99	Supplemental quarterly pro forma financial information of Viacom Inc. for 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ MICHAEL D. FRICKLAS Name: Michael D. Fricklas Title: Executive Vice President, General Counsel and Secretary

Date: March 24, 2006

Exhibit Index

Exhibit Number	Description of Exhibit
99	Supplemental quarterly pro forma financial information of Viacom Inc. for 2005.